                                                                    EXHIBIT 99.2



CASE NAME:      KEVCO MANAGEMENT, INC.                             ACCRUAL BASIS

CASE NUMBER:    401-40788-BJH-11

JUDGE:          BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2001
                                         -------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Wilford W. Simpson                                    TREASURER
---------------------------------------      -----------------------------------
Original Signature of Responsible Party                     Title

WILFORD W. SIMPSON                                     AUGUST 24, 2001
---------------------------------------      -----------------------------------
Printed Name of Responsible Party                            Date


PREPARER:

/s/ Dennis S. Faulkner                              ACCOUNTANT FOR DEBTOR
---------------------------------------      -----------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                      AUGUST 24, 2001
---------------------------------------      -----------------------------------
Printed Name of Preparer                                     Date

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 1

CASE NUMBER:    401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                           SCHEDULED             MONTH              MONTH
ASSETS                                      AMOUNT               MAY-01            JUNE-01         MONTH
------                                     ---------           ----------         ---------        -----
1.     Unrestricted Cash (FOOTNOTE)        6,557,974           16,261,944         5,395,155
2.     Restricted Cash
3.     Total Cash                          6,557,974           16,261,944         5,395,155            0
4.     Accounts Receivable (Net)
5.     Inventory
6.     Notes Receivable
7.     Prepaid Expenses (FOOTNOTE)         3,450,681            2,101,323         1,157,443
8.     Other (Attach List)                   263,606                8,794             8,794            0
9.     Total Current Assets               10,272,261           18,372,061         6,561,392            0
10.    Property, Plant & Equipment         3,285,885            3,239,512         3,239,512
11.    Less: Accumulated
       Depreciation/Depletion             (1,753,163)          (1,933,827)       (1,933,827)
12.    Net Property, Plant & Equipment     1,532,722            1,305,685         1,305,685            0
13.    Due From Insiders
14.    Other Assets - Net of Amortization
       (Attach List)                          36,082               22,298            22,218            0
15.    Other (Attach List)               153,399,371          145,695,477        39,971,438            0
16.    Total Assets                      165,240,436          165,395,521        47,860,733            0

POST PETITION LIABILITIES

17.    Accounts Payable                                           487,237           487,237
18.    Taxes Payable                                                9,523            10,579
19.    Notes Payable
20.    Professional Fees
21.    Secured Debt
22.    Other (Attach List) (FOOTNOTE)                           3,873,149         4,062,442            0
23.    Total Post Petition Liabilities                          4,369,909         4,560,258            0

PRE PETITION LIABILITIES

24.    Secured Debt (FOOTNOTE)            75,885,064           38,219,089        15,018,882
25.    Priority Debt (FOOTNOTE)              200,832               91,281            91,281
26.    Unsecured Debt                      1,779,701            1,009,952         1,589,271
27.    Other (Attach List)               242,243,558          285,367,952       169,076,322            0
28.    Total Pre Petition Liabilities    320,109,155          324,688,274       185,775,756            0
29.    Total Liabilities                 320,109,155          329,058,183       190,336,014            0

EQUITY

30.    Pre Petition Owners' Equity                           (154,868,719)     (154,868,719)
31.    Post Petition Cumulative Profit
       Or (Loss)                                               (2,686,651)       (4,118,883)
32.    Direct Charges To Equity (Attach
       Explanation FOOTNOTE)                                   (6,107,292)       16,512,321
33.    Total Equity                                          (163,662,662)     (142,475,281)           0
34.    Total Liabilities and Equity                           165,395,521        47,860,733            0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                  SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                      ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                             SCHEDULED        MONTH             MONTH
ASSETS                                        AMOUNT          MAY-01           JUNE-01           MONTH
------                                       ---------        ------           -------           -----
A.      Security Deposit                       8,794           8,794            8,794
B.      Cash Surrender Value: Life Ins.      254,812
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                  263,606           8,794            8,794                0

A.      Organizational Costs                  36,082          22,298           22,218
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                        36,082          22,298           22,218                0

A.      Intercompany Receivables
        (FOOTNOTE)                       113,743,558     105,724,039                0
B.      Intercompany Royalties            39,655,813      39,971,438       39,971,438
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15             153,399,371     145,695,477       39,971,438                0

POST PETITION LIABILITIES

A.      Accrued Liabilities Other                          1,188,410        1,513,241
B.      Deferred Compensation                                960,371          960,371
C.      401K Contribution                                     13,519                0
D.      Accrued Health Claims                                722,049          600,030
E.      Accrued Payroll                                      860,288          860,288
F.      Acc. Professional Fees                               128,512          128,512
G.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                      3,873,149        4,062,442                0

PRE PETITION LIABILITIES

A.      Intercompany Payables
        (FOOTNOTE)                       113,743,558     156,867,952       40,576,322
B.      10 3/8% Senior Sub. Notes        105,000,000     105,000,000      105,000,000
C.      Sr. Sub. Exchangeable Notes       23,500,000      23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                    242,243,558     285,367,952      169,076,322               0

CASE NAME:       KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 2

CASE NUMBER:     401-40788-BJH-11

INCOME STATEMENT

                                                    MONTH               MONTH                             QUARTER
REVENUES                                            MAY-01             JUNE-01           MONTH             TOTAL
--------                                           --------            -------           ------           -------
1.     Gross Revenues                                                                                           0
2.     Less: Returns & Discounts                                                                                0
3.     Net Revenue                                        0                  0                0                 0

COST OF GOODS SOLD

4.     Material                                                                                                 0
5.     Direct Labor                                                                                             0
6.     Direct Overhead                                                                                          0
7.     Total Cost Of Goods Sold                           0                  0                0                 0
8.     Gross Profit                                       0                  0                0                 0

OPERATING EXPENSES

9.     Officer / Insider Compensation                57,754            198,596                            256,350
10.    Selling & Marketing                              (77)                 0                                (77)
11.    General & Administrative                      67,488             63,891                            131,379
12.    Rent & Lease                                  39,050             39,558                             78,608
13.    Other (Attach List)                          157,723            867,000                0         1,024,723
14.    Total Operating Expenses                     321,938          1,169,046                0         1,490,984
15.    Income Before Non-Operating
       Income & Expense                            (321,938)        (1,169,046)               0        (1,490,984)

OTHER INCOME & EXPENSES

16.    Non-Operating Income (Att List)               72,152             69,069                0           141,221
17.    Non-Operating Expense (Att List)                 581                  0                0               581
18.    Interest Expense                                                                                         0
19.    Depreciation / Depletion                      51,670                 80                             51,750
20.    Amortization                                                                                             0
21.    Other (Attach List)                                                                                      0
22.    Net Other Income & Expenses                   19,901             68,989                0            88,890

REORGANIZATION EXPENSES

23.    Professional Fees                            271,153            300,925                            572,078
24.    U.S. Trustee Fees                                                31,250                             31,250
25.    Other (Attach List)                                                                                      0
26.    Total Reorganization Expenses                271,153            332,175                0           603,328
27.    Income Tax                                                                                               0
28.    Net Profit (Loss)                           (573,190)        (1,432,232)               0        (2,005,422)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                     SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                         ACCRUAL BASIS - 2


INCOME STATEMENT

                                                  MONTH             MONTH                             QUARTER
OPERATING EXPENSES                               MAY-01            JUNE-01           MONTH             TOTAL
------------------                               -------           -------           -----            -------
A.   Payroll                                    115,459             89,019                            204,478
B.   Insurance                                   23,898            759,952                            783,850
C.   Utilities & Telephone                          570              6,971                              7,541
D.   Taxes                                       17,796             11,059                             28,855
E.                                                                                                          0

TOTAL OTHER OPERATING
  EXPENSES - LINE 13                            157,723            867,000                0         1,024,723


OTHER INCOME & EXPENSES

A.   Interest and Misc. Income                   51,252             69,069                            120,321
B.   Intercompany Operating Fees                 20,900                                                20,900
C.                                                                                                          0
D.
                                                                                                            0

E.                                                                                                          0

TOTAL NON-OPERATING
  INCOME - LINE 16                               72,152             69,069                0           141,221

A. Correction of Error on Books
   (FOOTNOTE)                                       581                  0                                581
B.                                                                                                          0
C.                                                                                                          0
D.                                                                                                          0
E.                                                                                                          0

TOTAL NON-OPERATING
  EXPENSE - LINE 17                                 581                  0                0               581


REORGANIZATION EXPENSES

A.                                                                                                          0
B.                                                                                                          0
C.                                                                                                          0
D.                                                                                                          0
E.                                                                                                          0

TOTAL OTHER REORGANIZATION
  EXPENSES - LINE 25                                  0                  0                0                 0

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 3

CASE NUMBER:    401-40788-BJH-11

CASH RECEIPTS AND                                  MONTH              MONTH                            QUARTER
DISBURSEMENTS                                     MAY-01             JUNE-01          MONTH             TOTAL
-----------------                                 ------             -------          -----            -------
1.    Cash - Beginning Of Month                   SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                            0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                          0
4.    Post Petition                                                                                         0
5.    Total Operating Receipts                         0                  0              0                  0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                                                                        0
7.    Sale of Assets                                                                                        0
8.    Other (Attach List)                                                                                   0
9.    Total Non-Operating Receipts                     0                  0              0                  0
10.   Total Receipts                                   0                  0              0                  0
11.   Total Cash Available                             0                  0              0                  0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                           0
13.   Payroll Taxes Paid                                                                                    0
14.   Sales, Use & Other Taxes Paid                                                                         0
15.   Secured / Rental / Leases                                                                             0
16.   Utilities                                                                                             0
17.   Insurance                                                                                             0
18.   Inventory Purchases                                                                                   0
19.   Vehicle Expenses                                                                                      0
20.   Travel                                                                                                0
21.   Entertainment                                                                                         0
22.   Repairs & Maintenance                                                                                 0
23.   Supplies                                                                                              0
24.   Advertising                                                                                           0
25.   Other (Attach List)                                                                                   0
26.   Total Operating Disbursements                    0                 0              0                   0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                     0
28.   U.S. Trustee Fees                                                                                     0
29.   Other (Attach List)                                                                                   0
30.   Total Reorganization Expenses                    0                 0              0                   0
31.   Total Disbursements                              0                 0              0                   0
32.   Net Cash Flow                                    0                 0              0                   0
33.   Cash - End of Month                              0                 0              0                   0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANAGEMENT, INC.       SUPPLEMENT TO ACCRUAL BASIS - 3
                                              JUNE, 2001
CASE NUMBER:     401-40788-BJH-11             CASH RECEIPTS AND DISBURSEMENTS

                                                  DIST LP      MFG            MGMT     HOLDING   COMP     KEVCO INC    TOTAL
                                                  -------   ----------     ----------  -------  -------   ---------  ----------
1    CASH-BEGINNING OF MONTH                           28       15,478     16,261,944    5,010    6,050      1,000   16,289,510

  RECEIPTS FROM OPERATIONS
2    CASH SALES                                         -            -                                                        -
  COLLECTION OF ACCOUNTS RECEIVABLE
3    PRE PETITION                                       -            -                                                        -
4    POST PETITION                                155,454      408,048                                                  563,502

5    TOTAL OPERATING RECEIPTS                     155,454      408,048              -        -        -          -      563,502

  NON OPERATING RECEIPTS
6    LOANS & ADVANCES                                                -                                                        -
7    SALE OF ASSETS                               300,000   13,335,176        365,203                                14,000,379
8    OTHER                                         49,423        1,171         50,046        -        -          -      100,640
     INTERCOMPANY TRANSFERS                       466,052     (275,474)      (190,578)       -        -                       -
           SALE EXPENSE REIMBURSEMENT
           LIFE INSURANCE CASH VALUE
           RENT
           TAX REFUND
           MISC.                                   49,423                                             -
           INTEREST INCOME                                                     50,046

9    TOTAL NON OPERATING RECEIPTS                 815,475   13,060,873        224,671        -        -          -   14,101,019

10   TOTAL RECEIPTS                               970,929   13,468,921        224,671        -        -          -   14,664,521

11   CASH AVAILABLE                               970,957   13,484,399     16,486,615    5,010    6,050      1,000   30,954,031

   OPERATING DISBURSEMENTS
12   NET PAYROLL                                  166,627       66,305        169,505                                   402,437
13   PAYROLL TAXES PAID                                              -        167,389                                   167,389
14   SALES, USE & OTHER TAXES PAID                    281            -                                                      281
15   SECURED/RENTAL/LEASES                        215,126        6,622         38,617                                   260,365
16   UTILITIES                                     76,221       48,459          3,480                                   128,160
17   INSURANCE                                     31,699            -        166,527                                   198,226
18   INVENTORY PURCHASES                            3,055       28,101              -                                    31,156
19   VEHICLE EXPENSE                                  906            -              -                                       906
20   TRAVEL                                        10,030        8,043            143                                    18,216
21   ENTERTAINMENT                                      -            -              -                                         -
22   REPAIRS & MAINTENANCE                          6,736        2,505          2,703                                    11,944
23   SUPPLIES                                       1,157        8,190         30,130                                    39,477
24   ADVERTISING                                                                                                              -
25   OTHER                                        459,119   13,011,037     10,134,199      379      382          -   23,605,116
           LOAN PAYMENTS                          300,000   12,883,776     10,000,000                                23,183,776
           FREIGHT                                 15,800      112,046          4,535                                   132,381
           CONTRACT LABOR                           1,917            -         23,505                                    25,422
           401 K PAYMENTS                                            -         40,675                                    40,675
           PAYROLL TAX ADVANCE ADP                                                                                            -
           WAGE GARNISHMENTS                                                    3,746                                     3,746
           MISC.                                  141,402       15,215         61,738      379      382                 219,116

26   TOTAL OPERATING DISBURSEMENTS                970,957   13,179,262     10,712,693      379      382          -   24,863,673

   REORGANIZATION DISBURSEMENTS
27   PROFESSIONAL FEES                                         301,398        347,517                                   648,915
28   US TRUSTEE FEES                                                 -         31,250                                    31,250
29   OTHER                                                                                                                    -
30   TOTAL REORGANIZATION EXPENSE                       -      301,398        378,767        -        -          -      680,165

31   TOTAL DISBURSEMENTS                          970,957   13,480,660     11,091,460      379      382          -   25,543,838

32   NET CASH FLOW                                    (28)     (11,739)   (10,866,789)    (379)    (382)         -  (10,879,317)

33   CASH- END OF MONTH                                 -        3,739      5,395,155    4,631    5,668      1,000    5,410,193

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 4

CASE NUMBER:    401-40788-BJH-11


                                                SCHEDULED          MONTH          MONTH
ACCOUNTS RECEIVABLE AGING                         AMOUNT           MAY-01         JUNE-01       MONTH
-------------------------                       ---------         -------         -------       -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                         0               0               0            0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                         0               0               0            0

AGING OF POST PETITION                            MONTH:         JUNE-01
TAXES AND PAYABLES                                         ---------------------

                                     0 - 30       31 - 60        61 - 90            91 +
TAXES PAYABLE                         DAYS         DAYS           DAYS              DAYS          TOTAL
-------------                        ------       -------        -------           ------        -------
1.   Federal                                                                                        0
2.   State                            6,412                                                     6,412
3.   Local                                                                                          0
4.   Other (See below)                4,167                                                     4,167
5.   Total Taxes Payable             10,579             0              0               0       10,579
6.   Accounts Payable               421,933        12,600         43,518           9,186      487,237


                                                 MONTH:         JUNE-01
                                                        ------------------------
STATUS OF POST PETITION TAXES

                                                                        AMOUNT
                                                  BEGINNING TAX     WITHHELD AND/OR                          ENDING TAX
FEDERAL                                             LIABILITY*          ACCRUED          (AMOUNT PAID)       LIABILITY
-------                                           --------------    ---------------      -------------       ----------
1.    Withholding **                                                     46,322             (46,322)                0
2.    FICA - Employee **                                                 10,357             (10,357)                0
3.    FICA - Employer **                                                 10,357             (10,357)                0
4.    Unemployment                                                                                0                 0
5.    Income                                                                                                        0
6.    Other (Attach List)
7.    Total Federal Taxes                                 0              67,036             (67,036)                0

STATE AND LOCAL

8.    Withholding                                                           184                (184)                0
9.    Sales (FOOTNOTE)                                6,412                                                     6,412
10.   Excise                                                                                                        0
11.   Unemployment                                                                                0                 0
12.   Real Property (FOOTNOTE)                                                                                      0
13.   Personal Property                               3,111               1,056                                 4,167
14.   Other (Attach List)                                                                                           0
15.   Total State And Local                           9,523               1,240                (184)           10,579
16.   Total Taxes                                     9,523              68,275             (67,219)           10,579

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 5

CASE NUMBER:      401-40788-BJH-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:       JUNE-01
                                                             -------------------

BANK RECONCILIATIONS                         Account # 1              Account # 2
--------------------                         -----------              -----------
A.   BANK:                                 Bank of America           Bank of America           Other Accounts        TOTAL
                                                                                               (Attach List)
B.   ACCOUNT NUMBER:                         1295026976                3751629012
C.   PURPOSE (TYPE):                      Operating Account      DIP Disbursement Account
1.   Balance Per Bank Statement               478,384                   279,598                   4,473,613           5,231,595
2.   Add: Total Deposits Not Credited                                                                     0                   0
3.   Subtract: Outstanding Checks             (25,160)                                               (9,754)            (34,914)
4.   Other Reconciling Items                   69,306                                               129,168             198,474
5.   Month End Balance Per Books              522,530                   279,598                   4,593,027           5,395,155
6.   Number of Last Check Written               N/A                       N/A

INVESTMENT ACCOUNTS

                                               DATE OF            TYPE OF
BANK, ACCOUNT NAME & NUMBER                    PURCHASE           INSTRUMENT        PURCHASE PRICE     CURRENT VALUE
---------------------------                    --------           ----------        --------------     -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments                                                                     0                     0

CASH

12.  Currency On Hand                                                                                        1,000
13.  Total Cash - End of Month (Footnote)                                                                5,396,155


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                    SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                        ACCRUAL BASIS - 5


                                                MONTH:          JUNE-01
                                                        ------------------------

BANK RECONCILIATIONS                              Account # 3           Account # 4      Account # 5
--------------------                              -----------           -----------      -----------
A.   BANK:                                     Bank of America/           Bank of          Bank of             TOTAL
                                                Nations Funds             America          America          OTHER BANK
B.   ACCOUNT NUMBER:                               846713                3751775241       3750801912         ACCOUNTS
C.   PURPOSE (TYPE):                     Kevco, Inc. S-T Investment       Stay Pay       Payroll-Mgmt
1.   Balance Per Bank Statement                   3,457,946               985,081            6,651           4,449,678
2.   Add: Total Deposits Not Credited                                                                                0
3.   Subtract: Outstanding Checks                                                                                    0
4.   Other Reconciling Items                                              150,000                              150,000
5.   Month End Balance Per Books                  3,457,946             1,135,081            6,651           4,599,678
6.   Number of Last Check Written                    N/A                    N/A               N/A

INVESTMENT ACCOUNTS

                                                   DATE OF               TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                        PURCHASE            INSTRUMENT         PRICE            VALUE
---------------------------                        --------            ----------        --------         -------
A.
B.
C.
D.

TOTAL OTHER INVESTMENT
  ACCOUNTS - LINE 10                                                                         0                0

CASE NAME:      KEVCO MANAGEMENT, INC.               2ND SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                     ACCRUAL BASIS - 5


                                                 MONTH:          JUNE-01
                                                        ------------------------

BANK RECONCILIATIONS                        Account # 6           Account # 7      Account # 8
--------------------                        -----------           -----------      -----------
A.    BANK:                               Bank of America        Bank of America                          TOTAL
B.    ACCOUNT NUMBER:                        1295027040             3750768628                          OTHER BANK
                                                                                                         ACCOUNTS
C.    PURPOSE (TYPE):                      Payroll-Dist         Payroll-MFG
1.    Balance Per Bank Statement              18,975               4,960                                  23,935
2.    Add: Total Deposits Not Credited                                                                         0
3.    Subtract: Outstanding Checks            (9,754)                                                     (9,754)
4.    Other Reconciling Items                (20,832)                                                    (20,832)
5.    Month End Balance Per Books            (11,611)              4,960                                  (6,651)
6.    Number of Last Check Written             N/A                  N/A                 N/A

INVESTMENT ACCOUNTS

                                                   DATE OF               TYPE OF         PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                        PURCHASE            INSTRUMENT         PRICE            VALUE
---------------------------                        --------            ----------        --------         -------
A.
B.
C.
D.

TOTAL OTHER INVESTMENT
  ACCOUNTS - LINE 10                                                                          0               0

CASE NAME:        KEVCO MANAGEMENT, INC.                ACCRUAL BASIS - 6

CASE NUMBER:      401-40788-BJH-11

                                                     MONTH:        JUNE-01
                                                            --------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                              TYPE OF             AMOUNT        TOTAL PAID
            NAME              PAYMENT             PAID            TO DATE
            ----              --------------      --------      ----------
1.    Sharon Romere           Expense Reimb.          143             383
2.    Joe Tomczak             Expense Reimb.            0             626
3.    John Wittig             Expense Reimb.            0             263
4.    Sharon Romere           Payroll               7,692          38,461
5.    Joe Tomczak             Payroll             100,961         177,884
6.    John Wittig             Payroll              13,462          66,635
7.    Will Simpson            Payroll               9,615          47,866
      Other (see attached)                         66,723          85,723
8.    Total Payments To
      Insiders                                    198,596         417,841

                                  PROFESSIONALS

                                    DATE OF
                                  COURT ORDER                                                  TOTAL
                                  AUTHORIZING     AMOUNT                        TOTAL PAID   INCURRED
      NAME                          PAYMENT      APPROVED      AMOUNT PAID       TO DATE     & UNPAID*
      ----                        -----------    --------      -----------     ----------    ---------
1.    Haynes and Boone              3/20/01       700,154        700,154         700,154       23,657
2.    Lain, Faulkner & Co., P.C.    3/20/01       140,150         46,592         140,150       84,118
3.    Baker & McKenzie              3/20/01        93,418         93,418          93,418            0
4.
5.    (Attach List)
6.    Total Payments To
      Professionals                               933,722        840,164         933,722      107,775


      *  Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                   SCHEDULED                               TOTAL
                                                    MONTHLY                               UNPAID
                                                   PAYMENTS          AMOUNTS PAID          POST
         NAME OF CREDITOR                             DUE            DURING MONTH        PETITION
         ----------------                          ---------         ------------       ----------
1.     Bank of America (FOOTNOTE)                    N/A              23,200,207         15,018,882
2.     Leases Payable (FOOTNOTE)                                             (Not Available)
3.
4.
5.     (Attach List)
6.     TOTAL                                            0             23,200,207         15,018,882

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                    SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                        ACCRUAL BASIS - 6


                                                   MONTH:         JUNE-01
                                                          ----------------------


PAYMENTS TO INSIDERS AND PROFESSIONALS

                                    INSIDERS

                                       TYPE OF           AMOUNT        TOTAL PAID
           NAME                        PAYMENT            PAID           TO DATE
           ----                    ---------------      -------        ----------
A.    Bill Estes                   Director's Fees       6,500           13,000
B.    Peter McKee                  Director's Fees       6,000           12,000
C.    Richard Nevins               Director's Fees       6,500           13,000
D.    Wingate Partners             Management Fee       44,695           44,695
E.    Wingate Partners             Expense Reimb.        3,028            3,028
F.
G.
H.
TOTAL OTHER PAYMENTS
  TO INSIDERS - LINE 5                                  66,723           85,723

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                      TOTAL
                                        AUTHORIZING         AMOUNT         AMOUNT       TOTAL PAID      INCURRED
             NAME                         PAYMENT          APPROVED         PAID         TO DATE        & UNPAID*
             ----                       ------------       --------        ------       ----------      ---------
A.
B.
C.
D.
E.
F.
G.
H.
TOTAL OTHER PAYMENTS
  TO PROFESSIONALS-LINE

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                      SCHEDULED        AMOUNTS         TOTAL
                                                       MONTHLY           PAID          UNPAID
                                                      PAYMENTS          DURING          POST
                NAME OF CREDITOR                         DUE            MONTH         PETITION
                ----------------                      ---------        -------        --------
A.
B.
C.
D.
E.
STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:      KEVCO MANAGEMENT, INC.                  ACCRUAL BASIS - 7

CASE NUMBER:    401-40788-BJH-11


                                                     MONTH:        JUNE-01
                                                            --------------------

QUESTIONNAIRE

                                                                                                     YES          NO
                                                                                                     ---          --
1.    Have any Assets been sold or transferred outside the normal course of business this
      reporting period?                                                                                            X

2.    Have any funds been disbursed from any account other than a debtor in possession
      account?                                                                                                     X

3.    Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                      X

4.    Have any payments been made on Pre Petition Liabilities this reporting period?                               X

5.    Have any Post Petition Loans been received by the debtor from any party?                                     X

6.    Are any Post Petition Payroll Taxes past due?                                                                X

7.    Are any Post Petition State or Federal Income Taxes past due?                                                X

8.    Are any Post Petition Real Estate Taxes past due?                                                            X

9.    Are any other Post Petition Taxes past due?                                                                  X

10.   Are any amounts owed to Post Petition creditors delinquent?                                                  X

11.   Have any Pre Petition Taxes been paid during the reporting period?                                           X

12.   Are any wage payments past due?                                                                              X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                     YES       NO
                                                                                                     ---       --
1.    Are Worker's Compensation, General Liability and other necessary insurance coverages in
      effect?                                                                                         X

2.    Are all premium payments paid current?                                                          X

3.    Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS


        TYPE OF POLICY                  CARRIER                      PERIOD COVERED                PAYMENT AMOUNT & FREQUENCY
        --------------                  -------                      --------------                --------------------------
Property                        Lexingon, Allianz                   5/29/00-9/1/01                 Annual              $3,632
Group Health                    Blue Cross Blue Shield        Self Insured - Renews Annual         Annual            $141,036
Auto                            Liberty Mutual                       9/1/00-9/1/01                 Annual              $6,030
Fiduciary                       Federal Insurance                   7/15/00-9/1/01                 Annual             $10,800
Employee Practices              Federal Insurance                   6/30/99-6/30/01                Annual             $72,800
Crimeguard                      National Union                      6/30/00-9/1/01                 Annual             $10,873
D&O Liability                   Great American Insurance           10/31/98-10/31/01               Annual             $71,250

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:         KEVCO MANAGEMENT, INC.             FOOTNOTES SUPPLEMENT

CASE NUMBER:       401-40788-BJH-11                       ACCRUAL BASIS


                                                    MONTH:         JUNE-01
                                                           ---------------------

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER    FOOTNOTE/EXPLANATION
------         -----------    --------------------
1                   1         Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of
3                   1         Existing Forms and Records; (2) Authorizing Maintenance of Existing
5                  13         Corporate Bank Accounts and Cash Management System; and (3) Extending
                              Time to Comply with 11 U.S.C. Section 345 Investment Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of Kevco Management Co.
                              Accordingly, all cash receipts and disbursements flow through Kevco
                              Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis - 3.

1                   7         Prepaid Expenses consist of payroll, rent, insurance and other miscellaneous items. Prepaid payroll, is due to the timing difference between transfers to
                              ADP payroll service and distribution of payroll checks.

1                 15A         Intercompany receivables/payables are from/to co-debtors Kevco
1                 27A         Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Distribution, LP
7                   3         (Case No. 401-40789-BJH-11), Kevco Holding, Inc. (Case No. 401-40785-
                              BJH-11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco GP, Inc.
                              (Case No. 401-40786-BJH-11), Kevco Components, Inc. (Case No. 401-
                              40790-BJH-11), and Kevco, Inc. (Case No. 401-40783-BJH-11). Changes in
                              intercompany have not been reflected as post-petition assets and liabilities.

1                 15A         Adjustments to equity are due to secured debt reductions pursuant to the
1                  32         sales of Kevco Manufacturing, LP's operating divisions, the asset sale of the
                              South Region of Kevco Distribution, as well as direct cash payments
                              (see footnote 1,24). The secured debt owed to Bank of America by
                              Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (see Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1                  22         The Debtor records on its books accruals for certain liabilities based on
2                 17A         historical estimates. While the known creditors were listed on the Debtor's
                              Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued
                              Liabilities." During an internal audit of the accrued liabilities account during April, an error was discovered and corrected.

1                   1         (A) Pursuant to an Asset Purchase Agreement approved by the Court on
1                  24         February 23, 2001 and effective as of the same date among Kevco, Inc.,
6                   1         Kevco Manufacturing, LP, Wingate Management Co. II, LP and Adorn LLC,
7                   4         certain assets and liabilities of Design Components, a division of Kevco
                              Manufacturing, LP (Case No. 401-40784-BJH-11), were transferred to Adorn,
                              LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing, LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable, $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt.


CASE NAME:       KEVCO MANAGEMENT, INC.                 FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40788-BJH-11                           ACCRUAL BASIS


                                                  MONTH:         JUNE-01
                                                         -----------------------

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER    FOOTNOTE/EXPLANATION
------         -----------    --------------------
                              (B) Pursuant to an Asset Purchase Agreement approved by the Court on
                              April 3, 2001 and effective as of the same date, Universal Forest
                              Products Eastern Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt
                              Wood Components Division operates) of the Sunbelt division of Kevco
                              Manufacturing, LP. Approximately $7 million in sales proceeds were paid directly to Bank of America thereby reducing pre- petition secured debt.

                              (C) Debtor paid $15 million from available cash during April and $10 million during June to Bank of America to reduce pre-petition secured debt.

                              (D) Pursuant to an Asset Purchase Agreement approved by the Court on
                              April 25, 2001 and effective as of April 30, 2001, Alliance Investment and Management Company, Inc. purchased most of the assets (inventory, equipment, machinery and two of seven facilities) of the South Region of Kevco Distribution, LP. Approximately $4 million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                              (E) Pursuant to an Asset Purchase Agreement approved by the Court on
                              May 21, 2001 and effective June 1, 2001, Drew Industries Incorporated purchased substantially all of the assets used by the Better Bath Division of Kevco Manufacturing, LP. Approximately $8 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                              (F) Pursuant to an Asset Purchase Agreement approved by the Court on
                              May 21, 2001 and effective June 1, 2001, Duo-Form Acquisition
                              Corporation purchased substantially all of the assets used by the
                              Duo-Form Division of Kevco Manufacturing, LP. Approximately $5 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

1                25           Pursuant to Order dated February 12, 2001 and Supplemental Order dated
                              March 14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a)
                              allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

4              9,12           Sales/ property tax liabilities represent accruals of tax and are not yet due.

6                 2           The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease payments are reflected in the Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals. The
                              Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.